Exhibit 10.1
EXECUTION COPY
SECOND AMENDMENT
TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 19, 2006, is by and among CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP, an Indiana limited partnership (the “Company”), CALUMET SHREVEPORT, LLC, an Indiana limited liability company (“Calumet Shreveport”), CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC, an Indiana limited liability company (“CSLW”), CALUMET SHREVEPORT FUELS, LLC, an Indiana limited liability company (“CSF”), CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership (“CSPP”), CALUMET LP GP, LLC, a Delaware limited liability company (“CLPGP”), CALUMET OPERATING, LLC, a Delaware limited liability company (“Operating”) and CALUMET SALES COMPANY INCORPORATED, a Delaware corporation (“Calumet Sales” and together with the Company, Calumet Shreveport, CSLW, CSF, CSPP, CLPGP and Operating, collectively, the “Borrowers” and each individually a “Borrower”), the financial institutions identified on the signature pages hereto as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., as agent for the Lenders (the “Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement dated as of December 9, 2005 among the Borrowers, the Lenders and the Agent (as amended, the “Existing Credit Agreement”), the Lenders have extended commitments to make certain credit facilities available to the Borrowers;
     WHEREAS, the Company has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement; and
     WHEREAS, the Agent and the Lenders are willing to make such amendments upon the terms and conditions contained in this Amendment;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:
PART I
DEFINITIONS
     SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:
     “Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

     “Amendment No. 2 Effective Date” is defined in Subpart 3.1.
     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.
PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
     Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.
     SUBPART 2.1. Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
     Shreveport Capex Exclusion Limit — means an amount equal to the lesser of (a) $150,000,000 and (b) the proceeds of the Equity Issuance by the MLP Parent (including any underwriters’ option to purchase additional units in connection with such Equity Issuance) described in the registration statement on Form S-1 filed by the MLP Parent with the SEC on June 14, 2006, as amended from time to time thereafter, which are contributed to a Borrower and used to pay for the Shreveport Initiative.
     Shreveport Initiative — means the expansion of the manufacturing capacity of the refinery owned and operated by one or more of the Borrowers and located in Shreveport, Louisiana.
     SUBPART 2.2. Amendment to Section 10.2.11. Section 10.2.11 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:
     Permit Consolidated Capital Expenditures for any fiscal year to exceed (i) for the period from the Closing Date through the end of fiscal year 2006, $40,000,000, and (ii) for any fiscal year thereafter, $50,000,000; provided that, for the purposes of the foregoing, Consolidated Capital Expenditures shall not include capital expenditures in an amount of up to the Shreveport Capex Exclusion Limit made in connection with the Shreveport Initiative (i) to the extent the applicable Property acquired by the Consolidated Parties in connection with the Shreveport Initiative constitutes Collateral and (ii) so long as the Administrative Agent shall have received all items in respect of the Property acquired in connection with such capital expenditures required to be delivered by the terms of Section 10.1.14). To the extent that any portion of the Consolidated Capital Expenditures limitation (determined without giving effect to this sentence) is not used during any fiscal year, such unused available amount may be carried forward and used during the next fiscal year only; provided, however, that with respect to any fiscal year, Consolidated Capital Expenditures made during such fiscal year shall be deemed to be made first with respect to the applicable limitation for such fiscal year and then with respect to any carry-forward from the immediately preceding fiscal year.
PART III
CONDITIONS TO EFFECTIVENESS
     SUBPART 3.1. Amendment No. 2 Effective Date. This Amendment shall be and become effective as of the date hereof (the “Amendment No. 2 Effective Date”) when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “Second Amendment.”
     SUBPART 3.2. Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers and each of the Required Lenders.
     SUBPART 3.3 Amendment Fee. The Borrower shall have paid or caused to be paid an amendment fee to the Agent in connection with this Amendment for the account of each Lender that shall have returned executed signature pages to this Amendment no later than 5:00 p.m. on Friday, June 16, 2006, as directed by the Agent, in an aggregate amount equal to $2,500 per Lender.
PART IV
MISCELLANEOUS
     SUBPART 4.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.
     SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is an Other Agreement executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.
     SUBPART 4.3. References in Other Agreements. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Other Agreements to the “Credit Agreement” shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.
     SUBPART 4.4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Section 9 of the Existing Credit Agreement (as amended by this Amendment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof both before and after giving effect to the amendments contained herein.
     SUBPART 5.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.
     SUBPART 5.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
     SUBPART 5.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SUBPART 5.8. Costs and Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.
     SUBPART 5.9. No Other Modification. Except to the extent specifically provided to the contrary in this Amendment, all terms and conditions of the Existing Credit Agreement and the Other Agreements shall remain in full force and effect, without modification or limitation.
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     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP

	By:	Calumet LP GP, LLC, its general partner

		By:	Calumet Operating, LLC, its sole member

		By:	Calumet Specialty Products Partners, L.P., its sole member

		By:	Calumet GP, LLC, its general partner

		By:	/s/ R. Patrick Murray II

Name: R. Patrick Murray II Title: VP & CFO

CALUMET SHREVEPORT, LLC

	By:	/s/ R. Patrick Murray II

Name: R. Patrick Murray II Title: VP & CFO

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC

	By:	/s/ R. Patrick Murray II

Name: R. Patrick Murray II Title: VP & CFO

CALUMET SHREVEPORT FUELS, LLC

	By:	/s/ R. Patrick Murray II

Name: R. Patrick Murray II Title: VP & CFO

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray II

Name: R. Patrick Murray II Title: VP & CFO

CALUMET LP GP, LLC

By:	Calumet Operating, LLC, its sole member

	By:	Calumet Specialty Products Partners, L.P., its sole member

		By:	Calumet GP, LLC, its general partner

		By:	/s/ R. Patrick Murray II

		By:	Name: R. Patrick Murray II Title: VP & CFO

CALUMET OPERATING, LLC

By:	Calumet Specialty Products Partners, L.P., its sole member

	By:	Calumet GP, LLC, its general partner

	By:	/s/ R. Patrick Murray II

	By:	Name: R. Patrick Murray II Title: VP & CFO

CALUMET SALES COMPANY INCORPORATED

By:	/s/ R. Patrick Murray II

Name: R. Patrick Murray II Title: VP & CFO

AGENT AND LENDERS:	BANK OF AMERICA, N.A., as Agent and a Lender

	By:	/s/ Hance VanBeber

Name: Hance VanBeber Title: Sr. Vice President

JPMORGAN CHASE BANK, N.A., as Co-Syndication Agent and a Lender

	By:	/s/ Lawrence Cannaristo

Name: Lawrence Cannaristo Title: Vice President

LASALLE BUSINESS CREDIT, INC., as Co-Syndication Agent and a Lender

	By:	/s/ Vik Dewanjee

Name: Vik Dewanjee Title: Vice President

WELLS FARGO FOOTHILL, LLC, as a Lender

	By:	/s/ Jennifer Fung

Name: Jennifer Fung Title: Assistant Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Joe Curdy

Name: Joe Curdy Title: Vice President

NATIONAL CITY BUSINESS CREDIT, INC., as a Lender

	By:	/s/ Tom Buda

Name: Tom Buda Title: VP

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Joseph Accardi

Name: Joseph Accardi Title: M.D.
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